MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II Two World Trade Center

LETTER TO THE SHAREHOLDERS July 31, 2000                New York, New York 10048

DEAR SHAREHOLDER:

The 12-month period ended July 31, 2000, proved to be an extremely difficult one for high-yield bond investors, as the high-yield market remained mired in one of its worst slumps in the past 20 years. Concern over a rapidly growing U.S. economy and the threat of inflation prompted the Federal Reserve Board to continue its policy of raising short-term interest rates. As a result of the Fed's actions and the ensuing higher-interest-rate environment, the financial markets became worried about a potential hard landing for the U.S. economy and its effect on future corporate earnings. These fears resulted in an extremely weak fixed-income market during 1999 and an increasingly volatile equity market in the first half of 2000. As investors became more risk averse, we witnessed a severe flight to quality in the fixed-income markets, with the high-yield sector being hit exceptionally hard. Much as in the last major high-yield market correction ten years ago, significant investor outflows have greatly exaggerated the decline, creating an extremely oversold market.

Credit spreads within the fixed-income markets widened dramatically over the past year and a half as investors came to favor higher-quality securities. As a result of this flight to quality, the yield spread between high-yield bonds and comparable U.S. government securities is now approaching its widest margin in history. Spreads have also broadened between the different tiers within the high-yield sector as investors have gravitated toward the highest-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds have held up significantly better than those in the higher-yielding, lower-quality B-rated sector. Much as we saw in the high-yield bear market of 1989 and 1990, investors' reactions have resulted in a sharp decline in the prices of many high-yield bonds, driving market yields substantially higher in the process so that yield spreads on many B-rated bonds are approaching their highest levels on record.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PERFORMANCE

For the 12-month period ended July 31, 2000, Morgan Stanley Dean Witter High Income Advantage Trust II produced a total return of -13.46 percent, based on a change in net asset value (NAV) and reinvestment of distributions totaling $0.6095 per share. For the same period, the Trust's total return was -14.25 percent, based on a change in its market price on the New York Stock Exchange
(NYSE) and reinvestment of distributions.

PORTFOLIO STRATEGY

As discussed, the past year and a half has been one of the most difficult periods for the high-yield market, particularly the B-rated sector, the market's largest one. As a result of the substantial weakness in the high-yield market, we have seen high-yield bond prices decline sharply and yields rise dramatically over this period. Although the Trust's position in the more defensive, higher-quality end of the market held up relatively well in the turbulent market environment, its long-term core position in the B-rated sector was adversely affected over the past year. With yields on many high-yield issues at or near 10-year highs and currently trading at significant discounts to their stated maturity value, we currently view the high-yield sector as extremely undervalued, although the timing of a recovery is still very uncertain at this point. As the market outlook improves over time, we would expect to see investor flows turn positive once again, creating strong demand for many of today's depressed high-yield bonds. In light of our positive long-term outlook based on historically low valuations, we are maintaining our focus on this sector of the market, which we believe offers the Trust long-term total return potential.

From an industry perspective we view the telecommunications sector as a potentially rewarding investment opportunity, given the worldwide movement toward providing expanded global telecommunications services, including voice, video and data services over a combination of hardline and wireless networks. The powerful combination of exciting growth prospects for the industry over the next few years, along with the likelihood of the formation of strategic partnerships with other major players, provides a fundamental backdrop for strong revenue growth, higher profitability and future significant credit improvement. Included among the Trust's current holdings are a number of telecom companies that over the past year have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits. With the recent high-yield market weakness we have seen many of these telecom bonds decline sharply in price as investor nervousness spreads to this large but volatile sector of the market. Despite the recent sector weakness, we view the

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II longer-term prospects of this important industry very positively and feel that at today's currently depressed levels many of these bonds represent outstanding investment opportunities.

LOOKING AHEAD

In light of today's substantially higher yields, near-record yield spreads over U.S. government bonds and significantly discounted bond prices, we view the high-yield market as a potentially rewarding long-term investment opportunity. Assuming a soft landing in the economy with growth continuing into 2001, we would expect the high-yield market to recover over time and bond prices to rebound from their current extremely depressed levels, much as they did in the early 1990s period following the last high-yield bear market. Although the B-rated segment of the market has clearly not been a good investment performer over the past 18 months, we remain confident that its attractive yield and capital appreciation potential remain intact for long-term investors.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS July 31, 2000

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (95.5%)
            Aerospace (1.1%)
$  1,500    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $  1,241,250
                                                                         ------------

            Beverages-Non-Alcoholic (2.1%)
   3,000    Sparkling Spring Water (Canada)......  11.50     11/15/07       2,340,000
                                                                         ------------

            Books/Magazines (0.6%)
     750    Perry-Judds, Inc. ...................  10.625    12/15/07         645,000
                                                                         ------------

            Broadcast/Media (0.6%)
     800    Tri-State Outdoor Mediagroup,
            Inc. ................................  11.00     05/15/08         720,000
                                                                         ------------

            Broadcasting (0.9%)
     450    STC Broadcasting, Inc. ..............  11.00     03/15/07         445,500
     650    XM Satellite Radio Inc. - 144A*
             (Units)++...........................  14.00     03/15/10         607,750
                                                                         ------------
                                                                            1,053,250
                                                                         ------------
            Cable Television (0.8%)
   9,000    Australis Holdings Property Ltd.
            (Australia) (a)......................  15.00++   11/01/02          90,000
   1,500    Knology Holdings, Inc. ..............  11.875++  10/15/07         795,000
                                                                         ------------
                                                                              885,000
                                                                         ------------
            Casino/Gambling (6.1%)
   7,500    Aladdin Gaming Capital Corp. (Series
             B)..................................  13.50++   03/01/10       4,500,000
   4,500    Fitzgeralds Gaming Corp. (Series B)
             (b).................................  12.25     12/15/04       2,385,000
                                                                         ------------
                                                                            6,885,000
                                                                         ------------
            Cellular Telephone (1.1%)
     650    Dobson/Sygnet Communications.........  12.25     12/15/08         669,500
   1,750    Dolphin Telecom PLC (United
             Kingdom)............................  14.00++   05/15/09         577,500
                                                                         ------------
                                                                            1,247,000
                                                                         ------------
            Construction/Agricultural Equipment/Trucks
            (1.7%)
   2,000    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04       1,890,000
                                                                         ------------

            Consumer Electronics/Appliances
            (0.7%)
   9,945    International Semi-Tech
             Microelectronics, Inc. (Canada)
             (a).................................  11.50++   08/15/03          99,450
     650    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08         637,000
                                                                         ------------
                                                                              736,450
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer Specialties (1.5%)
$  2,000    Samsonite Corp. .....................  10.75 %   06/15/08    $  1,655,000
                                                                         ------------

            Consumer/Business Services (3.5%)
     800    Anacomp, Inc. (Series B).............  10.875    04/01/04         540,000
   1,000    Anacomp, Inc. (Series D).............  10.875    04/01/04         675,000
   2,003    Comforce Corp. (Series B)............  15.00+    12/01/09         600,961
   4,000    Comforce Operating, Inc. ............  12.00     12/01/07       2,160,000
                                                                         ------------
                                                                            3,975,961
                                                                         ------------
            Containers/Packaging (2.3%)
     650    Berry Plastics Corp. ................  11.00     07/15/07         596,375
   3,000    Envirodyne Industries, Inc. .........  10.25     12/01/01       2,025,000
                                                                         ------------
                                                                            2,621,375
                                                                         ------------
            Diversified Electronic Products
            (0.9%)
   1,500    High Voltage Engineering, Inc. ......  10.75     08/15/04       1,035,000
                                                                         ------------

            Diversified Manufacturing (5.9%)
   1,400    Eagle-Picher Industries, Inc. .......   9.375    03/01/08       1,169,000
   8,536    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09       5,463,040
                                                                         ------------
                                                                            6,632,040
                                                                         ------------

            E.D.P. Services (0.9%)
   1,300    Globix Corp. ........................  12.50     02/01/10       1,027,000
                                                                         ------------

            Electronic Distributors (0.1%)
   3,000    CHS Electronics, Inc. (a)(b).........   9.875    04/15/05          60,000
                                                                         ------------

            Environmental Services (1.1%)
   1,400    Allied Waste North America Inc.
             (Series B)..........................  10.00     08/01/09       1,221,500
                                                                         ------------

            Food Chains (1.0%)
     650    Eagle Food Centers, Inc. (a)(b)......   8.625    04/15/00         338,000
     800    Pueblo Xtra International, Inc. .....   9.50     08/01/03         400,000
     750    Pueblo Xtra International, Inc.
            (Series C)...........................   9.50     08/01/03         375,000
                                                                         ------------
                                                                            1,113,000
                                                                         ------------
            Food Distributors (1.9%)
   1,500    Fleming Companies, Inc. (Series B)...  10.625    07/31/07       1,293,750
     900    Volume Services America, Inc. .......  11.25     03/01/09         823,500
                                                                         ------------
                                                                            2,117,250
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Hotels/Resorts (1.6%)
$  1,500    Epic Resorts LLC (Series B)..........  13.00 %   06/15/05    $    525,000
   1,802    Resort At Summerlin (Series B).......  13.00     12/15/07       1,261,386
                                                                         ------------
                                                                            1,786,386
                                                                         ------------
            Industrial Specialties (2.1%)
     800    Indesco International, Inc. .........   9.75     04/15/08         304,000
     800    International Wire Group, Inc. ......  11.75     06/01/05         800,000
   1,500    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06       1,200,000
                                                                         ------------
                                                                            2,304,000
                                                                         ------------
            Internet Services (0.6%)
     300    Cybernet Internet Services Inc. .....  14.00     07/01/09         126,000
     650    PSINet, Inc. ........................  10.50     12/01/06         526,500
                                                                         ------------
                                                                              652,500
                                                                         ------------
            Medical Specialties (2.2%)
   2,300    Mediq/PRN Life Support Services, Inc.
             (b).................................  11.00     06/01/08         115,000
   2,500    Universal Hospital Services, Inc.
             (issued 02/25/98)...................  10.25     03/01/08       1,450,000
   1,500    Universal Hospital Services, Inc.
             (issued 01/26/99)...................  10.25     03/01/08         870,000
                                                                         ------------
                                                                            2,435,000
                                                                         ------------
            Medical/Nursing Services (1.9%)
   3,125    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08       2,140,625
                                                                         ------------

            Military/Gov't/Technical (0.5%)
     800    Loral Space & Communications Ltd. ...   9.50     01/15/06         600,000
                                                                         ------------

            Movies/Entertainment (0.4%)
   2,000    Regal Cinemas Inc. ..................   9.50     06/01/08         400,000
                                                                         ------------

            Office Equipment/Supplies (1.7%)
   3,200    Mosler, Inc. ........................  11.00     04/15/03       1,920,000
                                                                         ------------

            Oil Refining/Marketing (0.0%)
   4,000    Transamerican Refining Corp. (Series
             B) (a)(b)...........................  16.00     06/30/03          50,000
                                                                         ------------

            Other Telecommunications (13.2%)
   3,000    Birch Telecom Inc. ..................  14.00     06/15/08       2,400,000
   1,500    DTI Holdings, Inc. (Series B)........  12.50++   03/01/08         585,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    750    Esprit Telecom Group PLC (United
             Kingdom)............................  11.50 %   12/15/07    $    540,000
   1,400    Esprit Telecom Group PLC (United
             Kingdom)............................  10.875    06/15/08         938,000
   4,600    Firstworld Communications, Inc. .....  13.00++   04/15/08       1,426,000
     650    Globenet Comm Group Ltd. (Bermuda)...  13.00     07/15/07         659,750
     800    Pac-West Telecomm Inc. ..............  13.50     02/01/09         808,000
   1,500    Primus Telecommunication Group, Inc.
             (Series B)..........................   9.875    05/15/08         825,000
   1,100    Primus Telecommunications Group,
            Inc. ................................  12.75     10/15/09         671,000
     650    Versatel Telecom International NV
             (Netherlands).......................  13.25     05/15/08         666,250
   1,900    Viatel, Inc. ........................  11.25     04/15/08       1,178,000
     650    Viatel, Inc. (issued 03/19/99) ......  11.50     03/15/09         403,000
     600    Viatel, Inc. (issued 12/08/99) ......  11.50     03/15/09         372,000
   3,000    World Access, Inc. (c)...............  13.25     01/15/08       2,670,000
     650    Worldwide Fiber Inc. (Canada)........  12.00     08/01/09         604,500
                                                                         ------------
                                                                           14,746,500
                                                                         ------------
            Package Goods/Cosmetics (1.8%)
   2,015    J.B. Williams Holdings, Inc. ........  12.00     03/01/04       1,994,850
                                                                         ------------

            Printing/Forms (0.1%)
   1,500    Premier Graphics Inc. (b)............  11.50     12/01/05         105,000
                                                                         ------------

            Restaurants (6.0%)
  16,077    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05       4,582,059
   4,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04       1,480,000
     800    Friendly Ice Cream Corp. ............  10.50     12/01/07         666,000
                                                                         ------------
                                                                            6,728,059
                                                                         ------------
            Retail-Specialty (1.3%)
     800    Pantry, Inc. ........................  10.25     10/15/07         772,000
     750    Petro Stopping Centers L.P. .........  10.50     02/01/07         671,250
                                                                         ------------
                                                                            1,443,250
                                                                         ------------
            Specialty Foods/Candy (2.6%)
  20,607    SFAC New Holdings Inc. (c)...........  13.00++   06/15/09       2,884,965
                                                                         ------------

            Telecommunications (12.3%)
     650    Caprock Communications Corp. ........  11.50     05/01/09         474,500
     650    Caprock Communications Corp. (Series
             B)..................................  12.00     07/15/08         487,500
     750    Covad Communications Group, Inc. ....  12.50     02/15/09         570,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    700    Covad Communication Group, Inc.
             (Series B)..........................  12.00 %   02/15/10    $    518,000
   3,700    e. Spire Communications, Inc. .......  13.75     07/15/07       2,405,000
   1,500    Focal Communications Corp. (Series
            B)...................................  12.125++  02/15/08       1,012,500
     800    GST Equipment Funding, Inc. (a)......  13.25     05/01/07         420,000
     650    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04         637,000
     650    Level 3 Communications, Inc. ........   9.125    05/01/08         562,250
     650    MGC Communications, Inc. - 144A*.....  13.00     04/01/10         604,500
     650    Nextlink Communications LLC..........  12.50     04/15/06         669,500
  26,300    Normex Technologies Corp. (Series B)
             (a)(b)..............................  14.00     05/15/02       2,104,000
   2,400    Rhythms Netconnections, Inc. ........  12.75     04/15/09       1,584,000
     650    Startec Global Communications
            Corp. ...............................  12.00     05/15/08         520,000
   1,400    Talton Holdings, Inc. (Series B).....  11.00     06/30/07       1,190,000
                                                                         ------------
                                                                           13,758,750
                                                                         ------------
            Wireless Communications (12.4%)
   5,500    Advanced Radio Telecom Corp. ........  14.00     02/15/07       4,840,000
   1,300    AMSC Acquisition Co., Inc. (Series
            B)...................................  12.25     04/01/08         968,500
     400    Arch Escrow Corp. ...................  13.75     04/15/08         320,000
  10,000    CellNet Data Systems, Inc. (a).......  14.00++   10/01/07         700,000
     500    Globalstar LP/Capital Corp. .........  10.75     11/01/04         135,000
   1,000    Globalstar LP/Capital Corp. .........  11.50     06/01/05         280,000
   1,600    Orbcomm Global LP/Capital Corp.
             (Series B)..........................  14.00     08/15/04         560,000
   2,300    Paging Network, Inc. (b).............  10.125    08/01/07         920,000
   3,400    Paging Network, Inc. (b).............  10.00     10/15/08       1,360,000
   2,920    USA Mobile Communications Holdings,
             Inc. ...............................  14.00     11/01/04       2,511,200
   1,350    Winstar Communications,
            Inc. - 144A*.........................  12.75     04/15/10       1,255,500
                                                                         ------------
                                                                           13,850,200
                                                                         ------------
            TOTAL CORPORATE BONDS
            (Cost $179,353,925).......................................    106,901,161
                                                                         ------------
NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (0.7%)
            Casino/Gambling (0.0%)
   3,000    Fitzgeralds Gaming Corp. .................................              3
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            Clothing/Shoe/Accessory Stores (0.0%)
1,301,189   County Seat Stores, Inc. (c)..............................   $     11,711
                                                                         ------------

            Hotels/Resorts (0.0%)
   5,000    Motels of America, Inc. - 144A*...........................          1,250
                                                                         ------------

            Medical/Nursing Services (0.0%)
 287,831    Raintree Healthcare Corp. (c).............................          2,590
                                                                         ------------

            Motor Vehicles (0.0%)
      91    Northern Holdings Industrial Corp. (c)....................        --
                                                                         ------------

            Other Telecommunications (0.6%)
  20,001    Versatel Telecom International NV (ADR) Netherlands.......        640,032
   9,426    World Access, Inc. (c)....................................         84,834
                                                                         ------------
                                                                              724,866
                                                                         ------------
            Restaurants (0.0%)
  12,500    American Restaurant Group Holdings, Inc. - 144A*..........          3,125
                                                                         ------------

            Specialty Foods/Candy (0.1%)
   1,121    SFAC New Holdings Inc. (c)................................            280
 225,000    Specialty Foods Acquisition Corp. - 144A*.................         56,250
                                                                         ------------
                                                                               56,530
                                                                         ------------
            Telecommunication Equipment (0.0%)
 112,000    FWT, Inc. (Class A) (c)...................................          1,120
                                                                         ------------

            Textiles (0.0%)
 298,462    United States Leather, Inc. (c)...........................          2,985
                                                                         ------------

            TOTAL COMMON STOCKS
            (Cost $22,157,463)........................................        804,180
                                                                         ------------

            PREFERRED STOCKS (0.7%)
            Oil Refining/Marketing (0.0%)
   7,021    Transamerica Refining Corp. (Conv.) (Class B)*............             70
   3,862    Transamerica Refining Corp. (Conv.) (Class C)*............             39
  10,180    Transamerica Refining Corp. (Conv.) (Class D)*............            102
  21,063    Transamerica Refining Corp. (Conv.) (Class E)*............            210
                                                                         ------------
                                                                                  421
                                                                         ------------
            Restaurants (0.2%)
   1,258    American Restaurant Group Holdings, Inc. (Series B).......        251,600
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            Telecommunication Equipment (0.5%)
1,120,000   FWT, Inc. (Series A) (c)..................................   $    560,000
                                                                         ------------

            TOTAL PREFERRED STOCKS
            (Cost $5,925,068).........................................        812,021
                                                                         ------------

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE
---------                                                   ----------
            WARRANTS (d) (0.3%)
            Aerospace (0.1%)
   6,000    Sabreliner Corp. - 144A*......................   04/15/03         60,000
                                                                         -----------

            Casino/Gambling (0.0%)
  60,000    Aladdin Gaming Enterprises, Inc. - 144A*......   03/01/10            600
                                                                         -----------

            Hotels/Resorts (0.0%)
   1,500    Epic Resorts LLC - 144A*......................   06/15/05             15
   1,500    Resort At Summerlin - 144A*...................   12/15/07             15
                                                                         -----------
                                                                                  30
                                                                         -----------
            Internet Services (0.0%)
     300    Cybernet Internet Services Inc. - 144A*.......   07/01/09          3,000
                                                                         -----------

            Oil Refining/Marketing (0.0%)
   4,000    Transamerican Refining Corp. - 144A*..........   06/30/03              4
                                                                         -----------

            Other Telecommunications (0.2%)
   3,000    Birch Telecom Inc. - 144A*....................   06/15/08        165,000
   7,500    DTI Holdings Inc. - 144A*.....................   03/01/08             75
   4,600    Firstworld Communications, Inc. - 144A*.......   04/15/08         92,000
                                                                         -----------
                                                                             257,075
                                                                         -----------
            Restaurants (0.0%)
   1,000    American Restaurant Group Holdings,
            Inc. - 144A*..................................   08/15/08             10
                                                                         -----------

            Telecommunications (0.0%)
     650    Startec Global Communications Corp. - 144A*...   05/15/08          2,275
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            Wireless Communications (0.0%)
   1,300    Motient Corp. - 144A*.........................   04/01/08    $    52,000
                                                                         -----------

            TOTAL WARRANTS
            (Cost $279,935)...........................................       374,994
                                                                         -----------

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE
---------                                          -------   ---------
            SHORT-TERM INVESTMENT (0.3%)
            REPURCHASE AGREEMENT
 $   284    The Bank of New York (dated 07/31/00;
            proceeds $283,578) (e)
            (Cost $283,527)......................     6.50%   08/01/00       283,527
                                                                         -----------
            TOTAL INVESTMENTS
            (Cost $207,999,918) (f).........................     97.5%   109,175,883


            OTHER ASSETS IN EXCESS OF LIABILITIES............      2.5     2,838,173
                                                                  ----   -----------

            NET ASSETS.......................................   100.0% $112,014,056
                                                                ======   ===========

---------------------

ADR  American Depository Receipt.
 *   Resale is restricted to qualified institutional investors.
++   Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
 +   Payment-in-kind security.
++   Currently a zero coupon bond and will pay interest at the
     rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e)  Collateralized by $285,122 U.S. Treasury Note 5.875% due
     02/15/04 valued at $289,198.
(f)  The aggregate cost for federal income tax purposes
     approximates the aggregate cost for book purposes. The
     aggregate gross unrealized appreciation is $1,872,423 and
     the aggregate gross unrealized depreciation is $100,696,458, resulting in net unrealized depreciation of $98,824,035.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
ASSETS:
Investments in securities, at value
 (cost $207,999,918)........................................  $ 109,175,883
Interest receivable.........................................      3,034,833
Prepaid expenses and other assets...........................         22,358
                                                              -------------

    TOTAL ASSETS............................................    112,233,074
                                                              -------------

LIABILITIES:
Investment management fee payable...........................         73,273
Accrued expenses and other payables.........................        145,745
                                                              -------------

    TOTAL LIABILITIES.......................................        219,018
                                                              -------------

    NET ASSETS..............................................  $ 112,014,056
                                                              =============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $ 292,813,703
Net unrealized depreciation.................................    (98,824,035)
Accumulated undistributed net investment income.............      1,122,168
Accumulated net realized loss...............................    (83,097,780)
                                                              -------------

    NET ASSETS..............................................  $ 112,014,056
                                                              =============

NET ASSET VALUE PER SHARE,
 35,300,507 shares outstanding
 (unlimited shares authorized of $.01 par value)............          $3.17
                                                              =============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF OPERATIONS
For the year ended July 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 21,664,724
                                                              ------------

EXPENSES
Investment management fee...................................       982,844
Transfer agent fees and expenses............................        98,942
Professional fees...........................................        76,474
Shareholder reports and notices.............................        34,924
Registration fees...........................................        32,519
Trustees' fees and expenses.................................        17,240
Custodian fees..............................................        12,350
Other.......................................................         6,737
                                                              ------------

    TOTAL EXPENSES..........................................     1,262,030
                                                              ------------

    NET INVESTMENT INCOME...................................    20,402,694
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (2,977,153)
Net change in unrealized depreciation.......................   (34,879,777)
                                                              ------------

    NET LOSS................................................   (37,856,930)
                                                              ------------

NET DECREASE................................................  $(17,454,236)
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR    FOR THE YEAR
                                                            ENDED           ENDED
                                                         JULY 31, 2000   JULY 31, 1999
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................  $ 20,402,694    $ 23,054,961
Net realized loss......................................    (2,977,153)     (3,577,713)
Net change in unrealized depreciation..................   (34,879,777)    (41,208,726)
                                                         ------------    ------------

    NET DECREASE.......................................   (17,454,236)    (21,731,478)

Dividends to shareholders from net investment income...   (21,612,132)    (24,158,368)

Decrease from transactions in shares of beneficial
 interest..............................................    (1,101,571)        --
                                                         ------------    ------------

    NET DECREASE.......................................   (40,167,939)    (45,889,846)
NET ASSETS:
Beginning of period....................................   152,181,995     198,071,841
                                                         ------------    ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,122,168 and $2,331,606, respectively)...........  $112,014,056    $152,181,995
                                                         ============    ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS July 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2000, aggregated $34,505,367 and $42,633,013, respectively.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At July 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,841. At July 31, 2000, the Trust had an accrued pension liability of $53,132, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1998......................................  35,611,307   $356,113    $343,859,375
Reclassification due to permanent book/tax differences......      --          --        (20,946,906)
                                                              ----------   --------    ------------
Balance, July 31, 1999......................................  35,611,307    356,113     322,912,469
Treasury shares purchased and retired (weighted average
 discount 4.65%)*...........................................    (310,800)    (3,108)     (1,098,463)
Reclassification due to permanent book/tax differences......      --          --        (29,353,308)
                                                              ----------   --------    ------------
Balance, July 31, 2000......................................  35,300,507   $353,005    $292,460,698
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION     AMOUNT          RECORD             PAYABLE
     DATE        PER SHARE         DATE                DATE
---------------  ---------   -----------------  ------------------
 July 25, 2000    $0.0475     August 4, 2000     August 18, 2000
August 29, 2000   $0.0475    September 8, 2000  September 22, 2000

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

6. FEDERAL INCOME TAX STATUS

At July 31, 2000, the Trust had a net capital loss carryover of approximately $79,388,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through July 31 of the following years:

                                 AMOUNTS IN THOUSANDS
---------------------------------------------------------------------------------------
        2002              2003       2004       2005       2006       2007       2008
---------------------   --------   --------   --------   --------   --------   --------
       $8,278           $23,309    $20,038     $9,296    $11,478     $4,331     $2,658
       ======           =======    =======     ======    =======     ======     ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $401,000 during fiscal 2000.

As of July 31, 2000, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $29,353,308.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED JULY 31
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   4.27   $   5.56   $   5.83   $   5.97   $   6.08
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      0.58       0.65       0.73       0.73       0.73
 Net realized and unrealized loss...........................     (1.07)     (1.26)     (0.26)     (0.11)     (0.17)
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............     (0.49)     (0.61)      0.47       0.62       0.56
                                                              --------   --------   --------   --------   --------

Less dividends from net investment income...................     (0.61)     (0.68)     (0.74)     (0.76)     (0.67)
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $   3.17   $   4.27   $   5.56   $   5.83   $   5.97
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $   4.00   $  5.438   $   6.00   $  6.688   $  6.125
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................    (14.25)%     2.79%      0.52%     22.75%     11.31%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.96%      0.96%      0.90%      0.89%      0.91%

Net investment income.......................................     15.59%     13.90%     12.69%     12.57%     12.06%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $112,014   $152,182   $198,072   $207,456   $212,759

Portfolio turnover rate.....................................        27%        61%       104%        90%        89%

---------------------
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust"), including the portfolio of investments, as of July 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1999 and the financial highlights for each of the respective stated periods ended July 31, 1999 were audited by other auditors whose report, dated September 10, 1999, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust II as of July 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 8, 2000

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST II

Annual Report
July 31, 2000